Q3 2012 Earnings Release October 29, 2012 1 Lawrence Dewey, Chairman, President & Chief Executive Officer David Graziosi, Executive Vice President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S.
Private Securities Litigation Reform Act of 1995).  Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”,
“opportunity”, “target”, “goal”, “growing” and “continue” or other words that relate to future events, as opposed to past or current events.  By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  These statements give Allison Transmission’s current expectation of future events or its future performance and do not relate directly to historical or current events or Allison Transmission’s historical or future performance.  As such, Allison
Transmission’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made include, but are not limited to: risks related to our substantial indebtedness; our participation in markets that are competitive; general economic and industry conditions; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; the concentration of our net sales in our top five customers and the loss of any one of these; risks associated with our international operations; brand and reputational risks; our intention to pay dividends; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.  In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein.  Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s prospectus filed pursuant to Rule 424(b)(1) under the Securities Act of
1933, as amended, dated as of March 15, 2012 and Quarterly Reports on Form 10-Q.

Non-GAAP Financial Information

We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense, trade name impairment and amortization of intangible assets, less cash interest expense, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest expense, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses. Adjusted EBITDA margin is calculated as
Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as
Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash taxes paid rather than our tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction. We use Adjusted EBITDA,
Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash and free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses,
Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Call Agenda Q3 2012 Performance End Markets Commentary Full Year 2012 Guidance Update 4

Q3 2012 Performance Summary

($ in millions)
Q3 2012 Q3 2011 % Variance
Net Sales $494 $574 (14.0%)
Gross Margin % 45.5% 44.9% +60 bps
Adjusted Net Income
(1)
$100 $131 (24.2%)
Adjusted Free Cash Flow
(1)
$120 $176 (32.1%)
Commentary
Net Sales: decreased demand for North America Off-Highway products relative to the elevated demand experienced in the prior year period driven by strength in natural gas pricing.  North America On-Highway, Military and Service Parts, Support
Equipment  & Other end markets also experienced modest declines which were partially offset by price increases on certain products. Our Outside North America On-Highway net sales were in line with the prior year due to growth in China offsetting weakness in European end markets.
Gross Margin: improved manufacturing performance, favorable material cost and price increases on certain products.
Adjusted Net Income: decreased gross profit, $12 million of certain technology-related license expenses and increased cash interest expense as a result of debt refinancing and repayments, partially offset by lower global commercial and engineering –
research and development spending activities.
Adjusted Free Cash Flow: decreased net cash provided by operating activities and increased capital expenditures attributable to increased product initiatives spending and investments in productivity and replacement programs.
(1) See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.
Full Year 2012 Guidance: Net Sales decline of 2.5 to 3.5 percent, Adjusted EBITDA margin excluding technology-related license expenses of 33.5 to 34.0 percent and Adjusted Free Cash Flow of $350 million to $380 million.

Q3 2012 Sales Performance
End Markets Q3 2012 Q3 2011 % Variance Commentary
North America On-Hwy $189 $199 (5%) Diminished commercial vehicle production
North America Hybrid-
Propulsion Systems for
Transit Bus
$30 $28 +7% Timing of orders
North America Off-Hwy $22 $76 (71%)
Decreased demand from natural gas hydraulic
fracturing applications due to weakness in
natural gas pricing
Military $74 $81 (9%)
Decreased  wheeled and tracked military
products requirements consistent with reduced
U.S. defense spending
Outside North America
On-Hwy
$73 $73 0%
Strength in China offset by weaker
environments in Europe and Latin America
Outside North America
Off-Hwy
$22 $24 (8%)
Weaker mining sector demand partially offset by
stronger demand from the energy sector
Service Parts, Support
Equipment & Other
$84 $93 (10%)
Reduced demand for global off-highway service
parts sales
Total $494 $574 (14%)

($ in millions)

Q3 2012 Financial Performance

($ in millions)
Q3 2012 Q3 2011 $ Var % Var Commentary
Net Sales $493.5 $574.0 ($80.5) (14.0%)
Decreased demand for North America Off-Highway, North
America On-Highway, Military and Service Parts, Support
Equipment  & Other products partially offset by price increases on certain products.  Our Outside North America On-Highway net
sales were in line with the prior year due to growth in China offsetting weakness in European end markets
Cost of Sales $269.1 $316.4 $47.3 14.9%
Gross Profit $224.4 $257.6 ($33.2) (12.9%) Decreased net sales partially offset by improved manufacturing performance, favorable material cost and price increases
Operating Expenses
Selling, general and administrative expenses $96.7 $101.6 $4.9 4.8%
Lower global commercial spending activities offset by favorable
2011 product warranty expense adjustments
Engineering – research and development $35.9 $31.9 ($4.0) (12.5%) $12 million of certain technology-related license expense partially offset by the timing of product initiatives spending
Total operating expenses $132.6 $133.5 $0.9 0.7%
Operating Income $91.8 $124.1 ($32.3) (26.0%)
Interest Expense, net ($40.8) ($63.3) $22.5 (35.5%)
Decreased mark-to-market expense and the favorable impact of debt repayments and repurchases partially offset by higher
interest rates and deferred financing fees related to the Senior
Secured Credit Facility refinancing
Other Expense, net ($1.8) ($3.7) $1.9 (51.4) Favorable foreign currency exchange, higher gains on derivative contracts partially offset by impairment of technology-related investments
Income Before Income Taxes $49.2 57.1 ($7.9) (13.8%)
Income Tax Expense ($17.0) ($18.3) $1.3 (7.1%)
Net Income $32.2 $38.8 ($6.6) (17.0%)
Diluted Earnings Per Share $0.17 $0.21 $0.04 (17.0%)
Q3 2012:185.5M shares; Q3 2011 181.4M shares
(1) See Appendix for a reconciliation from Net Income (Loss).
Adjusted EBITDA (1) $159.5 $193.4 ($33.9) (17.5%)
Adjusted EBITDA excluding technology-
related license expense (1)
$171.5 $193.4 ($21.9) (11.3%)
Adjusted Net Income (1) $99.5 $131.2 ($31.7) (24.2%)

Q3 2012 Cash Flow Performance

($ in millions)
Q3 2012 Q3 2011 $ Variance % Variance Commentary
Cash Provided by
Operating Activities
$139 $204 ($65) (31.8%)
Reduced sales volume,
inconsistent commercial
vehicle production
schedules and labor
negotiations planning
CapEx $31 $28 $3 13.4%
Increased new product
initiatives and timing of
maintenance spending
partially offset by
completion of India facility
expansion
Adjusted Free Cash
Flow
(1)
$120 $176 ($56) (32.1%)
Decreased net cash
provided by operating
activities and increased
capital expenditures
($ in millions)
Q3 2012 Q3 2011 $ Variance % Variance Commentary
Operating Working
Capital
(2)
Percentage of
LTM Sales
9.9% 8.5% N/A 140 bps
Inconsistent commercial
vehicle production
schedules and labor
negotiations planning
partially offset by LTM net
sales growth
Cash Paid for Interest $32 $26 ($6) (23.2%)
Sr Secured Credit Facility
refinancing partially offset
by debt repayments and
repurchases
Cash Paid for Income
Taxes
$3 $1 $2 85.7%
Increased taxable income
(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

End Markets Commentary

•
North America On-Highway
• Market recovery stalled by heightened economic uncertainty
• Expect full year net sales growth of 8 percent
•
North America Hybrid-Propulsion Systems for Transit Bus
• Municipal spending constraints and value proposition challenges
• Expect full year net sales reduction of 16 percent
•
North America Off-Highway
• Majority of demand is natural gas hydraulic fracturing; weakening rig production and utilization rates
• Expect full year net sales reduction of 43 percent
•
Military
• Expect full year net sales reduction of 2 percent
•
Outside North America On-Highway
• Solid progress on growth initiatives and attainment of vehicle releases
• Heightened economic uncertainties pressuring commercial vehicle production forecasts
• Expect full year net sales growth of 1.5% with strength in Asia offsetting weakness in European end markets
•
Outside North America Off-Highway
• Expect full year net sales growth of 27 percent principally driven by increased demand in the mining and energy sectors
•
Service Parts, Support Equipment & Other
• Expect full year net sales reduction of 1 percent

Full Year 2012 Guidance Update

Guidance Commentary on Full Year
Net Sales Growth from 2011 (2.5) to (3.5) percent
Assumes fourth quarter year over year net sales
reductions in North America Off-Highway, Global
On-Highway, Tracked Military and Service Parts,
Support Equipment & Other end markets partially
offset by year over year net sales growth in
Outside North America Off-Highway and North
America Hybrid-Propulsion Systems for Transit
Bus end markets
Adjusted EBITDA Margin
excluding technology-
related license expense
(1)
33.5 to 34.0 percent Driven by sales mix and volume timing
Adjusted Free Cash Flow
($ in millions)
(1)
$350 to $380
Driven by EBITDA, Cash Interest, Cash Income
Taxes, CapEx, etc
CapEx
($ in millions)
Maintenance
New Facilities
New Product Programs
$61 to $64
$26 to $27
$33 to $39
New product programs subject to timely
completion of development and sourcing
milestones
Cash Income Taxes
($ in millions)
$12 to $15
U.S. income tax shield and net operating loss
utilization
(1) See Appendix.

11 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
(1 of 2)
Adjusted Net Income and Adjusted EBITDA reconciliation
(1) Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish Allison as a stand-alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.

$ in millions
Last twelve months
ended September 30,
2009 2010 2011 2011 2012 2012
Net (loss) income ($323.9) $29.6 $103.0 $38.8 $32.2 $547.5
plus:
Interest expense, net                          234.2 277.5 217.3 63.3 40.8 149.0
Cash interest (242.5) (239.1) (208.6) (25.8) (31.8) (188.6)
Income tax expense (benefit) 41.4 53.7 47.6 18.3 17.0 (302.6)
Cash income taxes                           (5.5) (2.2) (5.8) (1.4) (2.6) (9.7)
Fee to terminate services agreement with Sponsors — — — — — 16.0
Technology-related investment expense — — — — 6.4 14.4
Initial public offering expenses — — — — — 6.1
Trade name impairment                       190.0 — — — — —
Amortization of intangible assets                155.9 154.2 151.9 38.0 37.5 150.4
Adjusted net income                           $49.6 $273.7 $305.4 $131.2 $99.5 $382.5
Cash interest expense 242.5 239.1 208.6 25.8 31.8 188.6
Cash income taxes                           5.5 2.2 5.8 1.4 2.6 9.7
Depreciation of property, plant and equipment     105.9 99.6 103.8 25.5 26.1 102.7
(Gain)/Loss on repurchases of long-term debt (8.9) (3.3) 16.0 3.0 0.5 26.3
Dual power inverter module extended coverage 11.4 (1.9) — — — 9.4
Unrealized (gain) loss on hedge contracts (5.8) 0.1 6.8 4.1 (2.1) 0.6
Premiums and expenses on tender offer for long-term debt — — 56.9 — — —
Restructuring charges 47.9 — — (0.6) — —
Reduction of supply contract liability — (3.4) — — — —
Other, net (1)
53.2 10.9 8.6 3.0 1.1 9.6
Adjusted EBITDA                            $501.3 $617.0 $711.9 $193.4 $159.5 $729.4
Adjusted EBITDA excluding technology-related license
expense
$501.3 $617.0 $711.9 $193.4 $171.5 $741.4
Net Sales $1,766.7 $1,926.3 $2,162.8 $574.0 $493.5 $2,170.9
Adjusted EBITDA margin                28.4% 32.0% 32.9% 33.7% 32.3% 33.6%
Adjusted EBITDA margin excl technology-related
license expense
28.4% 32.0% 32.9% 33.7% 34.8% 34.2%
For the year ended December 31,
Three months ended
September 30,

Adjusted Free Cash Flow reconciliation
Non-GAAP Reconciliations
(2 of 2)

$ in millions
Last twelve
months ended
September 30,
2009 2010 2011 2011 2012 2012
Net Cash Provided by Operating Activities
$168.7 $388.9 $469.2 $203.6 $138.9 $457.3
(Deductions) or Additions:
Long-lived assets (88.2) (73.8) (96.9) (27.7) (31.4) (135.5)
Fee to terminate services agreement with Sponsors — — — — — 16.0
Technology-related license expense — — — — 12.0 12.0
2009 Non-Recurring Activity
(1)
61.0 — — — — —
Adjusted Free Cash Flow $141.5 $315.1 $372.3 $175.9 $119.5 $349.8
Net Sales                                     $1,766.7 $1,926.3 $2,162.8 $574.0 $493.5 $2,170.9
Adjusted Free Cash Flow (% to Net Sales) 8.0% 16.4% 17.2% 30.6% 24.2% 16.1%
Three months ended
September 30, For the year ended December 31,
(1)
2009 adjusted for certain non-recurring activity: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge
$51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.